UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023
CONN’S, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800, The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CONN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(b)    Effective May 25, 2023, Sue Gove stepped down from the Conn’s, Inc. (the “Company”) Board of Directors.
(e)    On May 24, 2023, the stockholders of the Company approved the adoption of the Conn’s, Inc. Amended 2020 Omnibus Equity Plan (the “Amended 2020 Plan”), which was previously adopted by the Company’s Board of Directors. A summary of the Amended 2020 Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2023 (as amended and supplemented, the “Definitive Proxy Statement”), which summary is incorporated herein by reference. The summary of the Amended 2020 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Amended 2020 Plan, which is attached as Appendix A to the Definitive Proxy Statement and Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on Wednesday, May 24, 2023. The Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement dated April 13, 2023. The certified vote results for each proposal are as follows:
1.The following nominees for directors were elected to serve one-year terms expiring in 2024:

	Number of Shares
	For	Against	Abstentions	Broker Non-Votes
Norman L. Miller	12,910,670	198,438	24,587	3,059,945
Karen M. Hartje	13,018,431	74,132	41,132	3,059,945
James H. Haworth	12,439,931	665,616	28,148	3,059,945
Bob L. Martin	10,558,405	2,547,169	28,121	3,059,945
Douglas H. Martin	12,857,702	247,814	28,179	3,059,945
William E. Saunders, Jr.	12,646,674	458,881	28,140	3,059,945
William (David) Schofman	12,764,174	361,904	7,617	3,059,945
Oded Shein	12,984,524	121,017	28,154	3,059,945

2.The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2024 was ratified:

Number of Shares
For	15,954,691
Against	187,332
Abstentions	51,617
Broker Non-Votes	3,059,945

3.The compensation of the Company's named executive officers was approved on a non-binding advisory basis:

Number of Shares
For	10,952,231
Against	2,165,869
Abstentions	15,595
Broker Non-Votes	3,059,945

4.The stockholders voted, on a non-binding advisory basis, to hold a non-binding vote on the compensation for our named executive officers every year:

Number of Shares
Every 1 Year	11,656,027
Every 2 Years	5,339
Every 3 Years	1,427,379
Abstentions	44,950

5.The adoption of the Company's Amended 2020 Omnibus Equity Plan was approved:

Number of Shares
For	9,103,343
Against	4,015,591
Abstentions	14,761
Broker Non-Votes	3,059,945

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Conn’s, Inc Amended 2020 Omnibus Equity Plan incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 13, 2023, as further amended and supplemented.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.
Date:	May 25, 2023	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel & Secretary